UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 10, 2015

EQT GP Holdings, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37380	30-0855134
(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

(412) 553-5700

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2015, Philip P. Conti, Senior Vice President and Chief Financial Officer of EQT GP Services, LLC, the general partner of EQT GP Holdings, LP (the EQGP General Partner) since 2015, advised the EQGP General Partner and EQT Corporation (EQT) that he intends to retire at the end of 2016.  EQT has retained Spencer Stuart, an executive search firm, to help identify his successor.  Following the appointment of his successor, Mr. Conti is expected to continue to serve as an employee of EQT in some capacity through 2016 to ensure a smooth transition.

Mr. Conti is also expected to continue to serve as a Director of the EQGP General Partner and EQT Midstream Services, LLC, the general partner of EQT Midstream Partners LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT GP Holdings, LP
(Registrant)

Date: August 10, 2015	By:	/s/ David L. Porges
David L. Porges
President and Chief Executive Officer